UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2024, ProMIS Neurosciences Inc. (the "Company") held a special meeting of shareholders (the “Special Meeting”). The shareholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2024. Of the 20,127,783 Common Shares, no par value per share (the “Common Shares”), outstanding as of the record date and eligible for voting, 9,093,432 Common Shares, or approximately 45.17%, were present or represented by proxy at the Special Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Special Meeting.

Proposal No. 1: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of the Company’s Common Shares underlying the (a) Tranche A Common Share purchase warrants and (b) Tranche B Common Share purchase warrants, each sold in the private placement offering, which closed on July 31, 2024 (the “Stock Issuance Proposal”).

	Votes For	Votes Against	Abstained
Approve the potential issuance of Common Shares underlying the (a) Tranche A Common Share purchase warrants and (b) Tranche B Common Share purchase warrants, each sold in the private placement offering, which closed on July 31, 2024.	8,948,590	121,116	23,726

Broker Non-Votes: 0

Proposal No. 2: In the event there are not sufficient votes in favor of the foregoing proposal and such proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern Time, in accordance with the Company’s Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary (the “Adjourment Proposal”).

Although the Adjournment Proposal was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Stock Issuance Proposal, it was approved by the requisite vote as follows:

	Votes For	Votes Against	Abstained
Approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern Time, in accordance with the Company’s Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary.	8,973,770	116,190	3,472

Broker Non-Votes: 0

No other matters were submitted to or voted on by the Company’s shareholders at the Special Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: October 24, 2024	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer